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                                                                Exhibit 10.22(a)


UNITED STATES PATENT [19]                     [11] PATENT NUMBER:      5,561,107
JAYNES ET AL.                                 [45] DATE OF PATENT:  OCT. 1, 1996
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[54] METHOD OF ENHANCING WOUND HEALING BY STIMULATING FIBROBLAST AND
     KERATINOCYTE GROWTH IN VIVO, UTILIZING AMPHIPATHIC PEPTIDES

[75] Inventors:  JESSE M. JAYNES, Raleigh; GORDON R. JULIAN, Cary, both of N.C.

[73] Assignee:   DEMETER BIOTECHNOLOGIES, LTD, Durham, N.C.

[21] Appl. No.:  231,730

[22] Filed:      APR. 20, 1994

                         RELATED U.S. APPLICATION DATA

[63] Continuation-in-part of Ser. No. 225,476, Apr. 8, 1994, abandoned, which is a continuation-in-part of Ser. No. 39,620, Jun. 4, 1993, abandoned, and a continuation-in-part of Ser. No. 148,889, Nov. 8, 1993, abandoned, and a continuation-in-part of Ser. No. 148,491, Nov. 8, 1993, abandoned.

[51] Int. Cl.(6) ................. A61K 38/10; A61K 38/16; C07K 7/08; C07K 14/00

[52] U.S. Cl. ............ 514/12; 514/13; 530/324; 530/326; 530/345; 435/240.31

[58] FIELD OF SEARCH ...... 530/324, 325, 530/326, 327, 345; 514/12, 13, 14, 21;
                                        435/1. 240.30, 240.31, 240, 243; 930/290

[56]                            REFERENCES CITED

                             U.S. PATENT DOCUMENTS

     4,355,104    10/1982    Hultmark et al. ............................ 435/70
     4,520,016     5/1985    Hultmark et al. ............................ 514/12
     4,810,777     3/1989    Zasloff ................................... 530/326
     4,940,666     7/1990    Boyce et al. ............................ 435/240.2
     5,045,531     9/1991    Berkowitz et al. ........................... 514/12
     5,070,188    12/1991    Njieha et al. ............................. 530/399
     5,186,166     2/1993    Riggs et al. ........................... 128/203.15
     5,242,902     9/1993    Murphy et al. ............................. 530/324
     5,294,605     3/1994    Houghten et al. ............................ 514/13
     5,411,942     5/1995    Widmer et al. .............................. 514/11
     5,424,290     5/1995    Maloy et al. ............................... 514/12

                            FOREIGN PATENT DOCUMENTS

       2047317     1/1992    Canada
         12866    11/1990    WIPO

                               OTHER PUBLICATIONS

Biochemistry, vol. 7, No. 6, issued Jun. 1968, Means et al, "Reductive Alkylation of Amino Groups in Proteins", pp. 2191-2201.

Cell, vol. 23, issued Mar. 1981, Rozengurt et al, "Melittin Stimulates Na Entry"..., pp. 781-788.

J. Biol. Chem., vol, 243, No. 23, issued 10 Dec. 1968, Takahashi, "The Reaction of Phenylglyoxal with Argininc...", pp. 6171-6179.

Jaynes, J. M., et al. "In Vitro Cytocidal Effect Of Lytic Peptides On Several Transformed Mammalian Cell Line", Peptide Research, 2:157-160 (1989).

Jaynes, J. M. "Lytic Peptides Portend An Innovation Age In The Management And Treatment Of Human Disease", Drug News and Perspective, 3:69-78 (1990).

Akerfeldt, et al. "Synthetic Peptides As Models For Ion Channel Proteins", Acc. Chem. Res., 26:191-197 (1993).

Reed, W. A., et al. "Enhanced In Vitro Growth Of Murine Fibroblast Cells And Preimplantation Embryos Cultured in Medium Supplemented With An Amphipathic Peptide," Molecular Reproduction and Development 31:106-113 (1992).

Arrowood, M. J., et al. "Hemolytic Properties Of Lytic Peptides Active Against The Sporozites Of Cryptosporidium Parvum," J. Protozool. 38:161s-163s (1991).

Jaynes, J. M. et al. "In Vitro Effect Of Novel Lytic Peptides On Plasmodium Falciparum And Trypanosoma Cruzi," Faseb J. 2:2878-2883 (1988).

Graham, M. L. et al. "Cytotoxic Effect Of Amphipathic Cationic Lytic Peptides On Human And Murine Cancer Cell Lines", Proceedings of the American Association for Cancer Research 35:410 (1994).

"Preliminary Experimental Anti-Cancer Activity Of Cecropin B," Proceedings of the American Association for Cancer Research 35:410 (1994).

Primary Examiner--Jeffrey E. Russel
Attorney, Agent, or Firm--Rothwell, Figg, Ernst & Kurz

[57]                                ABSTRACT

A method of treating a wound of a mammalian subject in need of such treatment, to promote healing thereof, comprising administering to the subject, e.g., to the wound locus, a composition comprising a fibroblast and keratinocyte proliferatingly effective amount of an amphipathic peptide, preferably an amphipathic peptide which is antimicrobially effective at such locus. A method is also disclosed of stimulating the accelerated growth of dermal tissue in a tissue culture containing same, comprising applying to the tissue culture a fibroblast and keratinocyte proliferatingly effective amount of an amphipathic peptide, by which the dermal tissue may be grown to produce skin for skin grafting purposes, utilizing a dermal tissue culture containing dermal tissue material of a skin graft recipient of such skin. Novel amphipathic peptide suitable for use in such methods are disclosed.

                             13 CLAIMS, NO DRAWINGS